UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2025

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241

(Address of principal executive offices) (zip code)

1 (888) 646-5205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 7.01. Regulation FD Disclosure.

On April 2, 2025, Workhorse Group Inc. (the “Company”) issued a press release announcing that it had regained compliance with the minimum bid requirement of The Nasdaq Stock Market LLC (the “Press Release”). Pursuant to Item 7.01 of Form 8-K, a copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and Item 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in any such filing, unless expressly incorporated by specific reference in such filing.

Forward-Looking Statements

The discussions in this Current Report on Form 8-K and/or the Press Release contain forward-looking statements reflecting the Company’s current expectations that involve risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K and/or the Press Release, the words “anticipate,” “expect,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements. These are statements that relate to future periods and include, but are not limited to, statements about the features, benefits and performance of the Company’s products, the Company’s ability to introduce new product offerings and increase revenue from existing products, expected expenses including those related to selling and marketing, product development and general and administrative, the Company’s beliefs regarding the health and growth of the market for the Company’s products, anticipated increase in the Company’s customer base, expansion of the Company’s products functionalities, expected revenue levels and sources of revenue, expected impact, if any, of legal proceedings, the adequacy of the Company’s liquidity and capital resources, including the Company’s ability to receive sufficient funding from the Company’s existing financing arrangements or from future financings and the expected terms of such financing, and expected growth in business. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained in this Form 8-K and/or the Press Release.

Factors that could cause actual results to differ materially include, but are not limited to: the Company’s ability to develop and manufacture the Company’s product portfolio, including the W4 CC, W750, and W56 and other programs; the Company’s ability to attract and retain customers for the Company’s existing and new products; ongoing and anticipated changes in the U.S. political environment, including those resulting from the new Presidential Administration, control of Congress, and changes to regulatory agencies; the implementation of changes to the existing tariff regime by the new Presidential Administration and measures taken in response to such tariffs by foreign governments; risks associated with obtaining orders and executing upon such orders; the unavailability, reduction, elimination or adverse application of government subsidies and incentives or any challenge to or failure by the federal government, states or other governmental entities to adopt or enforce regulations such as the California Air Resource Board’s Advanced Clean Fleet regulation; changes in attitude toward environmental, social, and governance matters among regulators, investors, and parties with which the Company does business; supply chain disruptions, including constraints on steel, semiconductors and other material inputs and resulting cost increases impacting the Company’s Company, the Company’s customers, the Company’s suppliers or the industry; the Company’s ability to capitalize on opportunities to deliver products to meet customer requirements; the Company’s limited operations and need to expand and enhance elements of the Company’s production process to fulfill product orders; the Company’s general inability to raise additional capital to fund the Company’s operations and business plan; the Company’s ability to receive sufficient proceeds from the Company’s current and any future financing arrangements to meet the Company’s immediate liquidity needs and the potential costs, dilution and restrictions resulting from any such financing; the Company’s ability to maintain compliance with the listing requirements of the Nasdaq Capital Market and the impact of any steps the Company has taken, including reverse splits of the Company’s common stock, or any future steps the Company may take to maintain such compliance, on the Company’s operations, stock price and future access to liquidity; the Company’s ability to protect the Company’s intellectual property; market acceptance of the Company’s products; the Company’s ability to obtain sufficient liquidity from operations and financing activities to continue as a going concern and, the Company’s ability to control the Company’s expenses; the effectiveness of the Company’s cost control measures and impact such measures could have on the Company’s operations, including the effects of furloughing employees; potential competition, including without limitation shifts in technology; volatility in and deterioration of national and international capital markets and economic conditions; global and local business conditions; acts of war (including without limitation the conflicts in Ukraine and the Middle East) and/or terrorism; the prices being charged by the Company’s competitors; the Company’s inability to retain key members of the Company’s management team; the Company’s inability to satisfy the Company’s customer warranty claims; the outcome of any regulatory or legal proceedings, including with Coulomb Solutions Inc.; the Company’s ability to consummate and realize the benefits of a potential sale and leaseback transaction of the Company’s Union City Facility; and other risks and uncertainties and other factors discussed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including under the “Risk Factors” sections of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024. Forward-looking statements speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein and/or in the Press Release to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Item 9.01. Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 2, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: April, 2, 2025	By:	/s/ James D. Harrington
	Name:	James D. Harrington
	Title:	General Counsel, Chief Compliance Officer and Secretary

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